                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      September 23, 1998


                    NEW ENGLAND LIFE PENSION PROPERTIES IV;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


        0-15429                                         04-2893298
(Commission File Number)                    (IRS Employer Identification No.)


   225 Franklin Street, 25th Floor
            Boston, MA                                          02110
(Address of principal executive offices)                      (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On September 23, 1998, New England Life Pension Properties IV; A Real Estate Limited Partnership (the "Partnership") sold its property known as Metro Business Center located in Phoenix, AZ. The property was sold to an unaffiliated third party (the "Buyer") for gross proceeds of $9,900,000. The terms of the sale were determined by arm's length negotiation between the Buyer and the Partnership. The Partnership received net proceeds of approximately $9,730,000 and recognized a gain of approximately $3,767,000.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended June 30, 1998 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1997 (Exhibit B) and the period ended June 30, 1998 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 2, 1998        NEW ENGLAND LIFE PENSION PROPERTIES IV;
                              A REAL ESTATE LIMITED PARTNERSHIP
                                     (Registrant)



                              By:   Fourth Copley Corp.,
                                    Managing General Partner


                              By:  /s/  Scott W. Edwards
                              ---------------------------------
                              Name:   Scott W. Edwards
                              Title:  President, Chief Executive
                                      Officer and Director

New England Life Pension Properties IV                                EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
June 30, 1998
Unaudited

                                                                               Pro Forma               June 30, 1998
                                                      June 30, 1998            Adjustment                 Pro Forma
                                                      -------------            ----------                 ---------
ASSETS

Real estate investments:
       Joint ventures                                   $16,047,855                     -               $16,047,855
       Property, net                                     14,672,556            (5,666,301)(a)             9,006,255
                                                       ------------           -----------              ------------
                                                         30,720,411            (5,666,301)               25,054,110

Cash and cash equivalents                                 6,949,194             9,730,100 (a)            16,679,294
                                                       ------------           -----------              ------------
                                                        $37,669,605            $4,063,799               $41,733,404
                                                       ============           ===========              ============


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                        $    99,124                     -               $    99,124
Accrued management fee                                       34,212                     -                    34,212
Deferred management fees                                  2,579,535                     -                 2,579,535
Deferred disposition fees                                 1,694,879               297,000 (b)             1,991,879
                                                       ------------           -----------              ------------

Total liabilities                                         4,407,750               297,000                 4,704,750
                                                       ------------           -----------              ------------

Partners' capital (deficit):
      Limited partners ($524 per unit;
        120,000 units authorized, 94,997
        units issued and outstanding)                    33,331,839             3,729,131 (a)            37,060,970
      General partners                                      (69,984)               37,668 (a)               (32,316)
                                                       ------------           -----------              ------------

Total partners' capital                                  33,261,855             3,766,799                37,028,654
                                                       ------------           -----------              ------------
                                                        $37,669,605            $4,063,799               $41,733,404
                                                       ============           ===========              ============


New England Life Pension Properties IV                       EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
December 31, 1997
Unaudited

                                                             Pro Forma    December 31, 1997
                                     December 31, 1997       Adjustment       Pro Forma
                                     -----------------       ----------       ----------
Investment Activity

Property rentals                           $ 4,981,451      (1,057,023)(c)    $ 3,924,428
Property operating expenses                 (2,028,830)        325,736 (c)     (1,703,094)
Depreciation and amortization                 (921,501)        236,902 (c)       (684,599)
                                          -------------     -----------      -------------
                                             2,031,120        (494,385)         1,536,735

Joint venture earnings                         900,050               -            900,050
Amortization                                    (5,308)              -             (5,308)
                                          -------------     -----------      -------------

     Total real estate operations            2,925,862        (494,385)         2,431,477

Gain on sales of property                   10,482,458       3,766,799 (a)     14,249,257
                                          -------------     -----------      -------------

     Total real estate activity             13,408,320       3,272,414         16,680,734

Interest on cash equivalents and short
  term investments                             473,796               -            473,796
                                          -------------     -----------      -------------

     Total investment activity              13,882,116       3,272,414         17,154,530


Portfolio Expenses

Management fee                                 352,468         (49,390)(f)        303,078
General and administrative                     318,489          (4,200)(g)        314,289
                                          -------------     -----------      -------------
                                               670,957         (53,590)           617,367
                                          -------------     -----------      -------------

Net income                                 $13,211,159      $3,326,004        $16,537,163
                                          =============     ===========      =============

Net income per limited partnership unit    $    137.68      $    34.66 (d)    $    172.34
                                          =============     ===========      =============

Number of limited partnership units
  outstanding during the period                 94,997          94,997             94,997
                                          =============     ===========      =============



New England Life Pension Properties IV                           EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
June 30, 1998
Unaudited

                                                                   Pro Forma     June 30, 1998
                                            June 30, 1998         Adjustment      Pro Forma
                                            -------------         ----------     -----------
Investment Activity

Property rentals                                $1,652,565         (597,969)(e)     $1,054,596
Property operating expenses                       (702,231)         134,870 (e)       (567,361)
Depreciation and amortization                     (308,811)         141,375 (e)       (167,436)
                                             --------------      -----------       ------------
                                                   641,523         (321,724)           319,799

Joint venture earnings                             726,629                -            726,629
Amortization                                        (2,654)               -             (2,654)
                                             --------------      -----------       ------------

     Total real estate operations                1,365,498         (321,724)         1,043,774

Gain on sale of property                                 -        3,766,799 (a)      3,766,799
                                             --------------      -----------       ------------

     Total real estate activity                  1,365,498        3,445,075          4,810,573

Interest on cash equivalents and short
  term investments                                 174,749                -            174,749
                                             --------------      -----------       ------------

     Total investment activity                   1,540,247        3,445,075          4,985,322


Portfolio Expenses

Management fee                                     136,849          (27,540)(f)        109,309
General and administrative                         171,223                -            171,223
                                             --------------      -----------       ------------
                                                   308,072          (27,540)           280,532
                                             --------------      -----------       ------------

Net income                                      $1,232,175       $3,472,615         $4,704,790
                                             ==============      ===========       ============

Net income per limited partnership unit         $    12.84       $    36.19 (d)     $    49.03
                                             ==============      ===========       ============


Number of limited partnership units
  outstanding during the period                     94,997           94,997             94,997
                                             ==============      ===========       ============


Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain on such disposition to the Partners.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1997 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1998 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.